UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

VivoSim Labs, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35996	27-1488943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Rd Suite 100
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 224-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VIVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 17, 2026, VivoSim Labs, Inc., a Delaware corporation (the “Company”), received a written notice (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company no longer met the requirement to maintain a minimum bid price of $1 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”).

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided with an initial period of 180 calendar days, or until February 16, 2027, to regain compliance. In order to regain compliance with the minimum bid price requirement, the closing bid price of the Company’s common stock must be at least $1 per share for a minimum of ten consecutive business days during this 180-day period. The Notice provides that the Nasdaq staff will provide written confirmation to the Company if the Company regains compliance with Rule 5550(a)(2).

If the Company does not regain compliance with Rule 5550(a)(2) by February 16, 2027, the Company may be eligible for an additional compliance period of 180 calendar days. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and would need to provide written notice to Nasdaq of its intention to cure the bid price deficiency during the second compliance period. However, if it appears to the Staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq would notify the Company that its securities will be subject to delisting. In the event of such a notification, the Company may appeal the Staff’s determination to delist its securities, but there can be no assurance the Staff would grant any request for continued listing.

The Notice has no immediate effect on the listing or trading of the Company’s common stock and the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “VIVS”. The Company intends to monitor the closing bid price of its common stock and consider its available options if its common stock does not trade at a level likely to result in the Company regaining compliance with Rule 5550(a)(2) by February 16, 2027, including effecting a reverse stock split, which would be subject to the prior approval of the Company’s stockholders.

The Company has included in its preliminary proxy statement for its 2026 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2026, as amended by Amendment No. 1 thereto, filed with the SEC on August 13, 2026, a proposal to effect a reverse stock split of the Company’s common stock, at a ratio to be determined by the Company’s Board of Directors within a range of 1-for-5 to 1-for-20 (or any number in between). If the proposal is approved by the Company’s stockholders and the reverse stock split is implemented, the Company believes it would regain compliance with Rule 5550(a)(2), although there can be no assurance that the Company’s stockholders will approve the proposal to effect a reverse stock split, that the Company will effect a reverse stock split, that the Company will be able to regain compliance with Nasdaq’s minimum bid price requirement, or that the Company will maintain its compliance with the other listing requirements necessary for the Company to maintain the listing of its common stock on the Nasdaq Capital Market.

Forward-Looking Statements

Except for the factual statements made herein, information contained in this Current Report on Form 8-K consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects or future events, as well as words such as “believes,” “intends,” “expects,” “plans” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will meet the bid price requirement or the minimum value of stockholders’ equity requirement during any compliance period or otherwise in the future, that the Company will otherwise meet Nasdaq compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or that the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, that the Company’s stockholders will approve the proposal to effect a reverse stock split or that the Company will effect a reverse stock split. Reference is also made to other factors detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K and the Company assumes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this Current Report on Form 8-K, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VivoSim Labs, Inc.

Date:	August 21, 2026	By:	/s/ Norman Staskey
Name: Norman Staskey Title: Chief Financial Officer